LOAN AGREEMENT

This LOAN AGREEMENT (this "**Agreement**") made as of this 1st day of November 2007 (the "**Effective Date**"), by and between (i) *Defense Solutions, Inc.*, a Delaware corporation having its registered office at 2711 Centerville Road, Site 400, Wilmington, Delaware, New Castle County and having its main place of business at 707 Eagleview Blvd., Ste 100, Exton, PA 19341, USA (the "**Company**") and (ii) *Mikal Group*, having an address at ________________ (the "**Lender**").

WHEREAS, the Lender is willing to make available a loan to the Company on the terms and conditions set forth in this Agreement;

WHEREAS, the Company wishes to borrow from the Lender a loan on the terms and conditions set forth in this Agreement

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. LOAN AND CLOSING

1.1. Loan and Payment Schedule. The Lender will extend to the Company a loan in the aggregate amount of one million United States dollars (US $1,000,000) (the "**Principal Amount**"). The Lender will transfer advances on account of the Principal Amount (each such advance the "**Advance**" and the aggregate advances amount "**Aggregate Advances**"), but no more than the Principal Amount, within five (5) business days from the receipt by the Lender of the Company's written request to receive such an advance, in consideration for the issuance by the Company of secured promissory notes, in the form attached hereto as **Exhibit A** (the "**Note**"), under the terms and conditions of this Agreement. The first Advance in the amount of two hundreds and fifty thousands United States dollars (US $250,000) shall be made by the Lender on the Effective Date.

1.2. Interest. The Company shall pay interest on the outstanding balance of the Principal Amount at 12% per annum for the period commencing on the date of the disbursement of each Advance out of the Principal Amount until the repayment in full of the Principal Amount pursuant to the terms hereof (the "**Interest**" and together with the Principal Amount, the "**Loan**"). Interest will be paid in cash and computed on the basis of a 365-day year for the actual number of days elapsed.

1.3. Payment Terms. Each Advance requested by the Company as set forth above, shall be delivered by the Lender to such bank account designated by the Company and agreed by the Lender.

2. REPAYMENT

2.1. The Loan shall be due and payable on the earlier of (the "**Repayment Date**"):

2.1.1. October 31st, 2008, provided however, that the Company may unilaterally, by providing written notice to the Lender not later than October 1st, 2008, to extend such date by an additional twelve (12) month period by paying an extension fee to the Lender in an amount equal to 6% of the aggregate amount of Advances loaned (plus interest accrued thereon) (the "**Extension Fee**"). Such Extension Fee shall be in addition to and will not derogate from the interest accrued and paid as set forth in Section 1.2;

2.1.2. A decision taken by the Company's Board of Directors to cease the Company's operation and/or to wind-up, dissolve or liquidate the Company;

2.1.3. Immediately upon the earlier of: (i) the Company's applying for or consent to the appointment of a liquidator, receiver, trustee or administrator for all or a substantial part of its

business, properties or assets; (ii) a liquidator, receiver, trustee or administrator's being appointed for the Company other than as provided in subsection (i) above, provided that such an appointment has not been canceled until the expiration of thirty (30) days thereafter; (iii) the Company's instituting (by petition, application, answer, consent or otherwise) any bankruptcy, dissolution, liquidation or similar executory or judicial proceeding; (iv) thirty (30) days after a bankruptcy, dissolution, liquidation or similar executory or judicial proceeding shall be instituted against the Company, provided such proceeding shall not have been resolved in favor of the Company by such time; or

2.1.4. Immediately upon receiving the consideration due to the closing of a Deemed Liquidation. For the purpose of this section 2, "**Deemed Liquidation**" shall mean merger or reorganization of the Company with or into, or a sale of all or substantially all of the Company's assets, or all or substantially all of the Company's issued and outstanding share capital, to any other company or any other entity or person, other than a wholly-owned subsidiary of the Company, excluding a transaction in which stockholders of the Company prior to the transaction will maintain voting control of the resulting entity after the transaction.

2.2. The Company may pre-pay the Loan at anytime, without giving any prior notice and without paying any penalty or fee in regard to the early repayment of the Loan.

2.3. Any payment of amounts by the Company to the Lender hereunder (including the repaid Advances and Interest, Extension Fee and/or Revenue Stream, if any) shall be delivered by the Company to such bank account designated by the Lender.

3. EVENTS OF DEFAULTS

In addition, the outstanding Loan will immediately become due and payable upon the occurrence of any of the following:

3.1. Any representation or warranty made by the Company in this Agreement and/or any exhibit attached hereto shall have been incorrect in any material adverse respect when made;

3.2. The Company shall fail to perform or observe any material term, covenant or agreement contained in this Agreement and/or any exhibit attached hereto, after receiving an advance written notice of at least fourteen (14) days.

4. REPRESENTATIONS AND WARRANTIES

The Company represents and warrants to, and agrees with the Lender as of the date hereof, that it has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate actions of the Company have been duly taken to authorize the execution, delivery, and performance of this Agreement by the Company. Upon execution thereof, this Agreement shall constitute the legal, valid, and binding obligation of the Company, enforceable as to the Company in accordance with its terms.

5. SECURITY

5.1. As security for the Company's obligations hereunder, the Company hereby assigns, pledges, grants and transfers to the Lender a continuing, first priority (subject to the aforesaid), lien on, and security interest in, all of the Company's right, title, and interest in the Collateral (as defined in this

Section 5.2) (the "**Security**") up to the Principal Amount; provided however, that the Security shall be subordinated to (i) all of the Company's existing indebtedness for borrowed money (including bank financing secured by the Company prior to the Effective Date) as detailed in **Schedule 5.1**, and (ii) any bank financing secured by the Company after the Effective Date, provided however, that any such future bank indebtedness shall be approved in advance by the Board of Directors of the Company, which approval shall required the affirmative vote of the require the affirmative vote of the Lender Director.

5.2. "**Collateral**" shall mean all of the following property now owned or at any time hereafter acquired by the Company or in which the Company now has or at any time in the future may acquire any right, title or interest: (i) all accounts and receivables; (ii) all chattel paper; (iii) all deposit accounts; (iv) all documents; (v) all equipment; (vi) all general intangibles; (vii) all instruments; (viii) all intellectual property; (ix) all inventory; (x) all investment property; (xi) all other property, assets and proceeds of the Company not otherwise described above including, without limitation, all personal property, contract rights, financial assets, securities, letter of credit rights, fixtures and equipment, and equity holdings or interests in any other entity, joint venture or subsidiary, now existing or hereafter arising; (xii) all books and records pertaining to the Collateral; and (xiii) to the extent not otherwise included, all proceeds and products of any and all of the foregoing and all Collateral security and guarantees given by any person with respect to any of the foregoing.

5.3. The Lender shall be entitled to exercise the Security in the event of any breach of the Company's obligations hereunder without giving any prior notice to the Company.

5.4. The Company shall cooperate with the Lender and execute and file all documents and take all actions as may be reasonably necessary to register and perfect the lien on the Collateral hereunder. Notwithstanding the abovesaid, pursuant to the Uniform Commercial Code as from time to time in effect in the State of Delaware and any other applicable law, the Company authorizes the Lender to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of the Company in such form and in such offices as the Lender determines appropriate to perfect the security interests of the Lender under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

5.5. Subject to the provisions of Section 5.1, the Company shall not, without the prior written consent of the Lender, pledge, encumber, hypothecate, transfer, sell, lease, license or otherwise convey any of the Collateral outside of the ordinary course of business and shall take all reasonable actions to preserve the Collateral.

6. REVENUE STREAM

6.1. In addition to the Loan (and any interest accrued thereupon and/or the Extension Fee, if any), but in lieu of the Warrant Coverage (as defined below in section 7), the Company shall pay the Lender a percentage of the Company's EBITDA realized until December 31st, 2009 equal to 25%, up to a maximum amount equal to one (1) times the Aggregate Advances loaned to the Company ("**Revenue Stream Payments**"). It is agreed that the Company shall not be obliged to make any Revenue Stream Payments on or prior to October 31st, 2008. In order to avoid any doubts, the Revenue Stream Payments shall be paid by the Company regardless of whether the Loan remains outstanding or not.

6.2. Payment of the Revenue Stream Payments shall be made not later than June 30th, 2010, based on the audited financial statement for the relevant calendar year. Notwithstanding the provisions

of Section 8.4, upon any payment of such Revenue Stream Payments, the Company shall furnish the Lender a certified copy of any such audited financial statements.

7. WARRANT COVERAGE

In addition to the Loan (and any interest accrued thereupon and/or the Extension Fee, if any), but as an alternative to the Revenue Stream Payments, the Lender may elect, in its sole discretion, at any time on or prior to October 31st, 2008, to have a warrant coverage (the "**Warrant Coverage**"), whereby each hundred thousand United Stated dollars (US $100,000) actually Advanced to the Company under this Agreement shall entitle the Lender to purchase such number of shares of common stock of the Company representing one percent (1%) of the Company's issued and outstanding capital stock (as of the Effective Date), on a fully diluted basis (as reflected in the Company's capitalization table attached hereto as **Schedule 7**), at an exercise price per share equal to the par value of the Company's capital stock (i.e. US$0.0001) all as detailed in the Warrant attached hereto as **Exhibit B** (the "**Warrant**"). The Warrant shall be exercisable for a period of seven (7) years from the date thereof, by means of cash or cancellation of all or part of the indebtedness represented by the Note, on a dollar for dollar basis.

8. ADDITIONAL RIGHTS

It is hereby agreed that:

8.1. Until the latest of: (i) not less than two hundreds thousands United States dollars (US $200,000) is owed out of the Principal Amount; or (ii) the Lender holds not less than 5% of the Company's outstanding common stock, on a fully diluted basis, the Lender shall be entitled to appoint one (1) member of the Board of Directors of the Company (the "**Lender Director**").

8.2. As long as the Lender holds shares of the Company's capital stock, the Company shall cause its stockholders to provide the Lender a right to participate in any sale of shares by any other stockholder of the Company, on a basis proportionate to the Lender's percentage of ownership of the Company's outstanding capital stock, on a fully diluted basis.

8.3. The Company shall cause its stockholders to provide the Lender the rights detailed in sections 8.1 - 8.2 above, and for this purpose shall cause its stockholders to take all actions as may be reasonably necessary to execute and perfect the amendments to the Stockholders' Agreement signed between the Company's stockholders on the October 24th 2007, attached hereto as **Exhibit C** ("**Amended Stockholders' Agreement**"). It is agreed hereby that a failure to execute the Amended Stockholders' Agreement by the Company and/or its stockholders, would deem as a material breach of this Agreement.

8.4. Financial Statements and Inspection. Until all obligations of the Company hereunder are fully met:

8.4.1. The Company shall furnish to the Lender, promptly after a request therefor, such financial data or information as the Lender may reasonably request from time to time.

8.4.2. The Lender shall have the right to inspect the books and records of the Company at reasonable times on reasonable notice.

9. MISCELLANEOUS

9.1. Each of the parties hereto shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of this Agreement and the intentions of the parties as reflected thereby.

9.2. Except as otherwise expressly limited herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

9.3. None of the rights, privileges, or obligations set forth in, arising under, or created by this Agreement may be assigned or transferred by the Company or Lender without the prior consent in writing of the Lender or the Company, as the case may be. Notwithstanding the foregoing, the Lender may assign or transfer its rights, privileges, or obligations set forth in, arising under, or created by this Agreement to a transferee which directly or indirectly controls, is controlled by, or is under common control with the Lender, provided, however, that any such transferee agrees in writing, prior to or at such assignment or transfer, to be bound by all agreements, warranties and representations binding upon the Lender under this Agreement.

9.4. This Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof. The preamble hereto constitutes an integral part hereof.

9.5. Any term of this Agreement may be amended only with the written consent of all of the parties to this Agreement, and the observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only by a written waiver by the party or parties waiving its/their rights.

9.6. All notices and other communications required or permitted hereunder to be given to a party to this Agreement shall be in writing and shall be telecopied or mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, to the addresses set forth above. Any notice sent in accordance with this Section shall be effective (i) if mailed, five (5) business days after mailing, (ii) if sent by messenger, upon delivery, and (iii) if sent via fax, upon transmission and electronic confirmation of receipt or if transmitted and received on a non-business day on the first business day following transmission and electronic confirmation of receipt.

9.7. No delay or omission to exercise any right, power, or remedy accruing to any party upon any breach or default under this Agreement, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to any of the parties, shall be cumulative and not alternative. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the remainder of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Agreement shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

IN WITNESS WHEREOF the parties have signed this Agreement in one or more counterparts as of the date first herein above set forth.

DEFENSE SOLUTIONS, INC	MIKAL GROUP.
Signature: ____________	Signature: ____________
Name: ____________	Name: ____________
Title: ____________	Title: ____________

List of Exhibits and Schedules:

Exhibit A Note

Exhibit B Warrant

Exhibit C Amended Stockholders' Agreement

Schedule 5.1 The Company's existing indebtedness for borrowed money (including bank financing secured by the Company prior to the Effective Date)

Schedule 7 The Company's capitalization table

IN WITNESS WHEREOF the parties have signed this Agreement in one or more counterparts as of the date first herein above set forth.

DEFENSE SOLUTIONS, INC	**MIKAL GROUP.**
Signature: [signature]	Signature: [signature]
Name: Timothy D. Ringgold	Name: AVRAHAM (AVI) GHAT
Title: Chief Executive Officer	Title: CHAIRMAN

List of Exhibits and Schedules:

Exhibit A Note

Exhibit B Warrant

Exhibit C Amended Stockholders' Agreement

Schedule 5.1 The Company's existing indebtedness for borrowed money (including bank financing secured by the Company prior to the Effective Date)

Schedule 7 The Company's capitalization table

IN WITNESS WHEREOF the parties have signed this Agreement in one or more counterparts as of the date first herein above set forth.

DEFENSE SOLUTIONS, INC	MIKAL GROUP.
Signature: [signature]	Signature: ____________
Name: Timothy D. Ringgold	Name: ____________
Title: Chief Executive Officer	Title: ____________

List of Exhibits and Schedules:

Exhibit A Note

Exhibit B Warrant

Exhibit C Amended Stockholders' Agreement

Schedule 5.1 The Company's existing indebtedness for borrowed money (including bank financing secured by the Company prior to the Effective Date)

Schedule 7 The Company's capitalization table

Exhibit A

PROMISSORY NOTE

Date: November 1st, 2007

The undersigned, **Defense Solutions, Inc.** ("**Borrower**"), promises to pay to the order of **Mikal Group** (the "**Holder**"), at such place as may be designated in writing by the Holder of this Note, the sums detailed in **Annex A**, as may be updated from time to time by the parties hereto following payment of an Advance, plus interest accruing thereon at the rate of twelve percent (12%) per annum, which interest shall accrue, if not paid, subject to the term and provisions of that certain Loan Agreement of even date herewith by and among Borrower and the Holder, whether or not the same shall be in force ("**Loan Agreement**"), and to be paid by not later than October 31st, 2008 (the "**Maturity Date**"), when the balance of principal, and the accrued and unpaid interest then remaining unpaid shall become due and payable in a single lump sum, which shall be fully and immediately payable upon demand of the Holder thereof subject to the Loan Agreement. Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement.

1. **Payment Terms**.

a. Payment under this Note shall be made in lawful money of the United States of America by check or by wire transfer of immediately available funds on the date upon which such payment is due, to the account of the Holder as designated from time to time by such Holder in writing, against surrender of this original note by the Holder, marked as "satisfied and fully paid".

b. Interest, to the extent not paid, shall be compounded annually, calculated on the basis of a 365-day year and on the basis of the actual number of days elapsed.

c. Said Maturity Date may be extended for a period of up to twelve (12) months subject to the provisions of the Loan Agreement, including payment of the Extension Fees.

d. The principal sums secured by this Note shall become due, at the option of the Holder hereof, in accordance with the terms of the Loan Agreement. Upon the occurrence of a default under the Loan Agreement all sums secured hereunder shall become immediately due and payable.

2. **Governing Law and Jurisdiction**. This Note shall be governed in all respects by the laws of the State of Delaware without regard to conflict of laws principals (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties hereto submits to the exclusive jurisdiction of any state or federal court sitting in the State of Delaware, in any action or proceeding arising out of or relating to this Note and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court and hereby expressly submits to the personal jurisdiction and venue of such court for the purposes hereof. The parties hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its address set forth in Section 3.

3. **Miscellaneous**.

a. This Note may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signature by facsimile shall be deemed an original signature.

b. All notices or other communications hereunder shall be in writing and shall be given in person, by registered mail (registered air mail if mailed internationally), by an overnight courier service which obtains a receipt to evidence delivery, or by facsimile transmission (provided that electronic confirmation of receipt is provided) to the following addresses:

If to Borrower: **Defense Solutions, Inc.**
707 Eagleview Blvd., Ste 100, Exton, PA 19341

	Attention: Timothy D. Ringgold
	Tel: 1-610-833-6000
	Fax: ______________
If to the Holder:	**Mikal Group.**
	[*Address*]
	Attention: Miko Gilat
	Tel: 972-3-6087000
	Fax: 972-3-6087001
With a copy to:	Eitan, Mehulal, Pappo, Barath & Co., Advocates – Patent Attorneys
	10 Abba Ebben, POB 2081, Herzlia 46120, Israel
	Attention: Guy Hadar, Adv.
	Facsimile: 972-9-972 6001
	Tel: 972-9-972 6000

All notices and other communications (a) delivered in person or by courier service shall be deemed given as of the day of delivery, (b) transmitted by facsimile shall be deemed given twenty-four (24) hours following transmission with confirmed answer back, and (c) all notices and other communications sent by registered mail shall be deemed given five (5) business days after posting.

c. The parties hereby expressly waive presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest, and any other formality.

d. Borrower hereby agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the Holder of this note in endeavoring to collect any amounts payable hereunder which are not paid when due whether by declaration or otherwise.

e. If Holder delays in exercising or fails to exercise any of its rights under this Note, that delay or failure shall not constitute a waiver of any of Holder's rights, or of any breach, default, or failure of condition of or under this Note. No waiver by Holder of any of its rights, or of any such breach, default, or failure of condition shall be effective, unless the waiver is expressly stated in a writing signed by Holder. All of Holder's remedies in connection with this Note or under applicable law shall be cumulative, and Holder's exercise of any one or more of those remedies shall not constitute an election of remedies.

f. Each of Borrower and the Holder will execute all documents and take such other actions as the other party may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this note.

g. This Note may not be assigned, transferred, or sold, in whole or in part, or its duties assumed, without the written consent of the other party to this Note which consent may be withheld in such parties sole discretion.

DEFENSE SOLUTIONS, INC.	**MIKAL GROUP.**
Signature: ______________	Signature: ______________
Name: ______________	Name: ______________
Title: ______________	Title: ______________

Annex A

The undersigned, **Defense Solutions, Inc** ("**Borrower**"), promises to pay to the order of **Mikal Group** (the "**Holder**"), the following sums:

Number of Advance	Advance Date	Sum in US$	Borrower's Signature	Holder's Signature
1.	11/9/2007	$250,000	Timothy D. Ringgold	
2.	12/3/2007	$250,000	Timothy D. Ringgold	
3.	1/2/2008	$250,000	Timothy D. Ringgold	
4.	2/1/2008	$250,000	Timothy D. Ringgold	
5.				
6.				
7.				
8.				
9.				

DEFENSE SOLUTIONS, INC.	MIKAL GROUP.
Signature: Timothy D. Ringgold	Signature: ____________
Name: Timothy D. Ringgold	Name: ____________
Title: Chief Executive Officer	Title: ____________

Exhibit A

PROMISSORY NOTE

Date: November 1st, 2007

The undersigned, **Defense Solutions, Inc.** ("**Borrower**"), promises to pay to the order of **Mikal Group** (the "**Holder**"), at such place as may be designated in writing by the Holder of this Note, the sums detailed in **Annex A**, as may be updated from time to time by the parties hereto following payment of an Advance, plus interest accruing thereon at the rate of twelve percent (12%) per annum, which interest shall accrue, if not paid, subject to the term and provisions of that certain Loan Agreement of even date herewith by and among Borrower and the Holder, whether or not the same shall be in force ("**Loan Agreement**"), and to be paid by not later than October 31st, 2008 (the "**Maturity Date**"), when the balance of principal, and the accrued and unpaid interest then remaining unpaid shall become due and payable in a single lump sum, which shall be fully and immediately payable upon demand of the Holder thereof subject to the Loan Agreement. Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement.

1. **Payment Terms**.

a. Payment under this Note shall be made in lawful money of the United States of America by check or by wire transfer of immediately available funds on the date upon which such payment is due, to the account of the Holder as designated from time to time by such Holder in writing, against surrender of this original note by the Holder, marked as "satisfied and fully paid".

b. Interest, to the extent not paid, shall be compounded annually, calculated on the basis of a 365-day year and on the basis of the actual number of days elapsed.

c. Said Maturity Date may be extended for a period of up to twelve (12) months subject to the provisions of the Loan Agreement, including payment of the Extension Fees.

d. The principal sums secured by this Note shall become due, at the option of the Holder hereof, in accordance with the terms of the Loan Agreement. Upon the occurrence of a default under the Loan Agreement all sums secured hereunder shall become immediately due and payable.

2. **Governing Law and Jurisdiction**. This Note shall be governed in all respects by the laws of the State of Delaware without regard to conflict of laws principals (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties hereto submits to the exclusive jurisdiction of any state or federal court sitting in the State of Delaware, in any action or proceeding arising out of or relating to this Note and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court and hereby expressly submits to the personal jurisdiction and venue of such court for the purposes hereof. The parties hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its address set forth in Section 3.

3. **Miscellaneous**.

a. This Note may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signature by facsimile shall be deemed an original signature.

b. All notices or other communications hereunder shall be in writing and shall be given in person, by registered mail (registered air mail if mailed internationally), by an overnight courier service which obtains a receipt to evidence delivery, or by facsimile transmission (provided that electronic confirmation of receipt is provided) to the following addresses:

If to Borrower: **Defense Solutions, Inc.**
707 Eagleview Blvd., Ste 100, Exton, PA 19341

	Attention: Timothy D. Ringgold
	Tel: 1-610-833-6000
	Fax: ______________
If to the Holder:	**Mikal Group.**
	[*Address*]
	Attention: Miko Gilat
	Tel: 972-3-6087000
	Fax: 972-3-6087001
With a copy to:	Eitan, Mehulal, Pappo, Barath & Co., Advocates – Patent Attorneys
	10 Abba Ebben, POB 2081, Herzlia 46120, Israel
	Attention: Guy Hadar, Adv.
	Facsimile: 972-9-972 6001
	Tel: 972-9-972 6000

All notices and other communications (a) delivered in person or by courier service shall be deemed given as of the day of delivery, (b) transmitted by facsimile shall be deemed given twenty-four (24) hours following transmission with confirmed answer back, and (c) all notices and other communications sent by registered mail shall be deemed given five (5) business days after posting.

c. The parties hereby expressly waive presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest, and any other formality.

d. Borrower hereby agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the Holder of this note in endeavoring to collect any amounts payable hereunder which are not paid when due whether by declaration or otherwise.

e. If Holder delays in exercising or fails to exercise any of its rights under this Note, that delay or failure shall not constitute a waiver of any of Holder's rights, or of any breach, default, or failure of condition of or under this Note. No waiver by Holder of any of its rights, or of any such breach, default, or failure of condition shall be effective, unless the waiver is expressly stated in a writing signed by Holder. All of Holder's remedies in connection with this Note or under applicable law shall be cumulative, and Holder's exercise of any one or more of those remedies shall not constitute an election of remedies.

f. Each of Borrower and the Holder will execute all documents and take such other actions as the other party may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this note.

g. This Note may not be assigned, transferred, or sold, in whole or in part, or its duties assumed, without the written consent of the other party to this Note which consent may be withheld in such parties sole discretion.

DEFENSE SOLUTIONS, INC.	**MIKAL GROUP.**
Signature: *Timothy D. Ringgold*	Signature: ______________
Name: Timothy D. Ringgold	Name: ______________
Title: Chief Executive Officer	Title: ______________

Annex A

The undersigned, **Defense Solutions, Inc** ("**Borrower**"), promises to pay to the order of **Mikal Group** (the "**Holder**"), the following sums:

Number of Advance	Advance Date	Sum in US$	Borrower's Signature	Holder's Signature
1.	11/9/2007	$250,000	[signature]	
2.	12/3/2007	$250,000	[signature]	
3.	1/2/2008	$250,000	[signature]	
4.				
5.				
6.				
7.				
8.				
9.				

DEFENSE SOLUTIONS, INC.	MIKAL GROUP.
Signature: [signature]	Signature: ______________
Name: Timothy D. Ringgold	Name: ______________
Title: Chief Executive Officer	Title: ______________

Annex A

The undersigned, **Defense Solutions, Inc** ("**Borrower**"), promises to pay to the order of **Mikal Group** (the "**Holder**"), the following sums:

Number of Advance	Advance Date	Sum in US$	Borrower's Signature	Holder's Signature
1.	11/9/2007	$250,000		
2.	12/3/2007	$250,000		
3.	1/2/2008	$250,000		
4.	2/1/2008	$250,000		
5.				
6.				
7.				
8.				
9.				

DEFENSE SOLUTIONS, INC.	MIKAL GROUP.
Signature:	Signature: ______________
Name: Timothy D. Ringgold	Name: ______________
Title: Chief Executive Officer	Title: ______________

DEFENSE SOLUTIONS INC.

Exhibit B

THE SALE AND ISSUANCE OF THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES AND SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION OR (II) THERE IS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION THEREFROM IS AVAILABLE AND THAT SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION.

Date of Issuance

_________ __, 200__

DEFENSE SOLUTIONS, INC.

WARRANT TO PURCHASE SHARES

For the consideration agreed the receipt and sufficiency of which is hereby acknowledged, this warrant (the "**Warrant**") is issued to MIKAL GROUP (the "**Holder**") by DEFENSE SOLUTIONS, INC., a Delaware company (the "**Company**").

1. Purchase of Shares.

1.1. Number of Shares. Subject to the terms and conditions set forth herein, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder in writing), to purchase from the Company in respect for each hundred thousand United Stated dollars (US $100,000) loaned by the Holder to the Company, under the Loan Agreement between the Company and the Holder dated November 1st, 2007, such number of shares representing one percent (1%) of the Company's issued and outstanding capital stock (as of November 1st, 2007), on a fully diluted basis, par value US $0.0001 (the "**Shares**" or "**Warrant Shares**").

1.2. Exercise Price. The exercise price per share for the Shares issuable pursuant to this Section 1 shall be US $0.0001 (the "**Exercise Price**"). The Shares and the Exercise Price shall be subject to adjustment pursuant to Section 7 hereof.

2. Exercise Period.

2.1. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, at any time during the term commencing on the date hereof and ending at the earliest of: (i) seven (7) years from the date hereof; or (ii) upon the closing of a IPO (as defined below); or (iii) upon the consummation of a Liquidation Event (as defined below) (the "**Term**"); and shall be void thereafter; provided however that the Company shall give the Holder a thirty (30) days written notice prior to a IPO and a Liquidation Event (the "**Exercise Period**"), during which Holder will have the right to exercise the Warrant (the "**Exercise**").

2.2. Without derogating the above, in the event that either the IPO or the Liquidation Event shall not be consummated, the Holder shall have the right to withdraw the Exercise within thirty (30) days of receipt of notice from the Company stating that the IPO or the Liquidation Event, as applicable, shall not be consummated. If the Company fails to provide such notice, then Holder may withdraw Exercise at any time until such notice is provided.

2.3. For the purpose of this Warrant, "**Liquidation Event**" shall mean (i) the closing of a merger or consolidation of the Company with or into any other company or companies, the merger of any other company or companies into the Company, or any other corporate reorganization, unless in each case the Company's stockholders of record as constituted immediately prior to such transaction will, immediately after such transaction, hold at least fifty percent (50%) of the voting power of the surviving or acquiring entity, (ii) the sale of all or substantially all of the Company's assets, and/or (iii) the sale of all or substantially all of the Company's shares. Notwithstanding, any sale, transfer, merger, consolidation or acquisition, any transfer or other acquisition of the voting power of the Company and/or any other reorganization effectuated either (a) with a wholly-owned subsidiary of the Company; or (b) for the purposes of changing the domicile of the Company, shall not be deemed a "Liquidation Event" hereunder.

2.4. For the purpose of this Warrant, an "**IPO**" shall mean the consummation of a firm commitment underwritten public offering pursuant to an effective registration statement on Form S-1 or any successor form under the Securities Act of 1933, as amended (or any similar registration of the securities of the Company outside of the United States), covering the offer and sale of shares of Common Stock for the account of the Company to the public.

3. **<u>Method of Exercise.</u>**

3.1. While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the Holder may exercise the purchase rights evidenced hereby. This Warrant may only be exercised in whole and in one installment. Such exercise shall be effected by:

3.1.1. The surrender of the Warrant, together with a duly executed copy of the Notice of Exercise attached hereto, to the Company at its principal office (or at such other place as the Company shall notify the Holder in writing); and

3.1.2. The payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

3.2. The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant is surrendered to the Company as provided in Section 3.1 above, but in any event, not prior to the payment of the Exercise Price to the Company. At such time, the Holder in whose name any certificate representing the Shares shall be issuable upon such exercise as provided in Section 3.1 below shall be deemed to have become the holder or holders of record of the Shares represented by such certificate.

3.3. As soon as practicable after the exercise of this Warrant and in any event within five (5) business days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Holder a certificate or certificates for the number of Shares to which such Holder shall be entitled.

4. Cashless Exercise

4.1. In lieu of the payment method set forth in Section 3 above, in the event that the Warrant is exercised in connection with a closing of an IPO or a Liquidation Event, this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant and a notice of Cashless Exercise, indicating the gross number of Warrant Shares with respect to which the Warrant is being exercised, at the principal office of the Company (a "**Cashless Exercise**"). In the event of such Cashless Exercise, the Holder shall exchange the Warrant, or any portion thereof (without payment by the Holder of any cash or other consideration) for that number of Warrant Shares calculated as follows: (a)(i) the gross number of Warrant Shares with respect to which the warrant is being exercised, multiplied by (ii) an amount equal to the fair market value per Warrant Share at the time of such Cashless Exercise minus the Exercise Price; divided by (b) the fair market value per Warrant Share.

4.2. The fair market value per Warrant Share at any date shall be deemed to be: (i) in the event of an exercise of this Warrant contingent upon the closing of an IPO, the initial "Price to Public" of one Warrant Share (or the issuable upon exercise of such Warrant Share) specified in the final prospectus with respect to such offering; (ii) in the event of an exercise of this Warrant contingent upon the closing of a Liquidation Event, the aggregate amount to be received by holders of Warrant Shares, per share, in such Liquidation Event.

5. Covenants of the Company.

5.1. Reservation of Shares. The Company covenants and agrees that all Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance in accordance with the terms hereof, be validly issued and outstanding, fully paid and nonassessable, and free from all liens and preemptive rights with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of Shares and shares of Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of the Shares or shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Shares and shares of Common Stock to such number of shares as shall be sufficient for such purposes.

5.2. Shares' Rights. The Shares issued upon exercise of this Warrant in accordance with its terms, shall bear the same rights, privileges and restrictions as applicable to other shares of the Company of the same class as the Shares issued hereunder, including as provided by the Certificate of Incorporation of the Company, the Shareholders' Agreement dated October 24, 2007 as may be amended from time to time; all as in effect from time to time.

6. Representations and Warranties of the Company.

The Company represents and warrants to the Holder as follows:

6.1. This Warrant has been duly authorized and executed by the Company and is a valid

and binding obligation of the Company enforceable in accordance with its terms.

6.2. The execution and delivery of this Warrant are not, and the issuance of the Warrant Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Certificate of Incorporation, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and, except for consents that have already been obtained by the Company, do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any federal, state or local government authority or agency or other person.

6.3. All necessary consents of shareholders and other third parties with respect to the issuance of this Warrant and the Shares issuable upon exercise thereof and the fulfillment of all of the Company's obligations under this Warrant have been obtained, and the Company has no outstanding issuance obligations, rights of first offer, pre-emptive or participation rights, anti-dilution rights or other similar rights with respect to the issuance of this Warrant and the Warrant Shares upon exercise thereof, or any such rights have been exercised, waived or cancelled.

7. Adjustment of Exercise Price and Number of Shares.

The number and kind of Shares purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

7.1. Subdivisions, Combinations and Other Issuances. If the Company shall at any time after the issuance but prior to the expiration of this Warrant subdivide its Shares, by split-up or otherwise, or combine its Shares, or issue additional shares of its Shares or shares of Common Stock as a dividend with respect to any shares of its Shares, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate Exercise Price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7.1 shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

7.2. Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization or change in the capital stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in Section 7.1 above), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities or property receivable in connection with such reclassification, reorganization or change by a holder of the same number and type of securities as were purchasable as Shares by the Holder immediately prior to such reclassification, reorganization or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities or property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price per Share

payable hereunder, provided the aggregate Exercise Price shall remain the same.

7.3. Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

7.4. Conversion of the Shares. In the event that all outstanding Shares are converted during the Exercise Period to any other security, in accordance with the terms of the Company's Certificate of Incorporation (as then in effect) in connection with the Company's IPO or any other event, this Warrant shall become exercisable for shares of Common Stock or such other security.

8. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall round the number of shares to the nearest whole number.

9. No Shareholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and, except as otherwise provided in this Warrant, such Holder shall not be entitled to any shareholder notice or other communication concerning the business or affairs of the Company.

10. Transfer of Warrant. This Warrant and all rights hereunder may not be transferred in whole or in part by the Holder to any person or entity except for Exempted Transfers (as such term is defined by the Company's Stockholders' Agreement), provided that such Exempted Transfer complies with all applicable laws.

11. Governing Law. This Warrant shall be governed by and construed under the laws of the State of Delaware, USA.

12. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective successors and assigns.

13. Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

14. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if sent after such hours, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) two (2) days after deposit with a nationally recognized overnight courier, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 14):

If to the Company: At the addresses shown on the signature pages hereto.

If to Holder: At the addresses shown on the signature pages hereto.

15. Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys' fees, costs and

necessary disbursements in addition to any other relief to which such party may be entitled.

16. Entire Agreement; Amendments and Waivers. This Warrant and any other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Nonetheless, any term of this Warrant may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

17. Severability. If any provision of this Warrant is held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed this Warrant as of the date above written,

DEFENSE SOLUTION, INC.

By: ______________________________

Name: ______________________________

Title: ______________________________

Address: 707 Eagleview Blvd., Ste 100,
Exton, PA 19341

ACKNOWLEDGED AND AGREED:

HOLDER

MIKAL GROUP

By: ________________

Name: ________________

Title: ________________

Address: ____________________

____

DEFENSE SOLUTIONS
INC.

NOTICE OF EXERCISE

DEFENSE SOLUTION, INC.

Attention: __________

The undersigned hereby elects to purchase ________ Shares, pursuant to the provisions of the Warrant, and tenders herewith payment in cash of the Exercise Price of such Shares in full.

HOLDER:

Date:________________ By:______________________________

Address: ______________________________

DEFENSE SOLUTIONS INC.

DEFENSE SOLUTIONS, INC.

AMENDMENT TO STOCKHOLDERS' AGREEMENT

THIS AMENDMENT TO THE STOCKHOLDERS' AGREEMENT (the "**Amendment**") is made and entered into as of the 1st day of November 2007 by and among Defense Solutions, Inc. (the "**Company**"), Mr. Timothy D. Ringgold ("**Tim**"), Mrs. Gina A. Ringgold ("**Gina**") and Mikal Group (the "**Investor**").

WHEREAS, the Company, Tim and Gina have entered into a Stockholders' Agreement (the "**Stockholders' Agreement**") dated as of October 24th, 2007;

WHEREAS, the Company and the Investor have entered into a Loan Agreement (the "**Loan Agreement**") dated as of November 1st, 2007; and

WHEREAS, the Company, Tim, Gina and the Investor desire to amend the Stockholders' Agreement in accordance with the terms of this Amendment.

NOW THEREFORE, in consideration of the premises and mutual covenants contained in this Amendment, the parties hereto hereby agree as follows:

1. **Amendments**. The parties hereby agree that the following amendments shall be made to the Stockholders' Agreement:

(a) Section 2(b) shall be replaced with the following language:

"The Board of Directors of the Company (the "**Board**") shall consist of three (3) members, who shall be (i) Tim or Tim's designee (the "**Tim Designated Director**") so long as Tim remains a Stockholder of the Company in his own name or as a beneficiary of a trust which is itself a Stockholder; (ii) Gina or Gina's designee (the "**Gina Designated Director**") so long as Gina remains a Stockholder of the Company in her own name or as a beneficiary of a trust which is itself a Stockholder; and (iii) the Investors' designee ("**Investor Designated Director**") so long as the Investor holds no less than five percent (5%) of the Company's outstanding common stock or not less than two hundred thousands United States dollars (US $200,000) is owed by the Company to the Investor out of the Principal Amount under the Loan Agreement.

(b) Section 2(c) shall be replaced with the following language:

"The Company and each of the Stockholder (for so long as such Stockholder owns any Shares) shall take or cause to be taken all such actions within their respective power and authority as may be required to maintain the Board at three (3) members and to elect each of Tim Designated Director, Gina Designated Director and Investor Designated Director to the Board, and not to remove either Tim Designated Director, Gina Designated Director or Investor Designated Director for any reason except death or failure to satisfy the eligibility requirement in this Section, provided that Investor Designated Director to the Board may be removed if the Investor holds less than five percent (5%) of the Company's outstanding common stock and less than two hundred thousands United States dollars (US $200,000) is owed by the Company to the Investor out of the Principal Amount under the Loan Agreement."

(c) New Sections 2(e) shall be added after Section 2(d):

"From time to time during the term of this Agreement, the Investor may, at its sole discretion, elect to initiate a removal from the Board of incumbent Investor Designated Director, and/or designate a new Investor Designated Director (whether to replace the prior Investor Designed Director or to fill a vacancy in such Board seat). In the event of such an initiation of a removal or designation of the Investor Designated Director under this Section 2(e), the Stockholders shall vote their shares to cause: (i) the removal from the Board of the Investor Designated Director; and (ii) the election to the Company's Board of any new Investor Designated Director that is so designated. In addition, the Company shall take such reasonable actions as are necessary to facilitate such removals or elections, including, without limitation, soliciting the votes of the appropriate Stockholders."

(d) New Section 3(f) shall be added after Section 3(e)

"As long as the Investor holds shares of the Company's capital stock, the Investor shall have the right to participate, on a basis proportionate to the Investor's percentage of ownership of the Company's outstanding capital stock, on a fully diluted basis, in any sale of shares by any other Stockholder, on the same terms and conditions as those on which such Stockholder is selling his Shares of the Company to such third party, including but not limited to, the per share purchase price and payment terms. At least thirty (30) days prior to such sale of shares by a Stockholder, the Stockholder shall give notice to the Investor of its intention to sell, together with a statement as to the portion of the Shares of such Stockholder to be sold, and the principal terms of the sale, including the price and payment terms and the name or names of the purchaser or purchaser (the "**Notice**"). The Investor shall exercise his right to participate in such sale, at the price and upon the terms and conditions as set forth in the Notice, by giving a written notice to the selling Stockholder within twenty-one (21) days after the date on which the Investor received the Notice."

(e) The following language shall be added to the end of Section 4(a)(vi):

"For the avoidance of doubt, this Agreement shall continue to apply in regard to the all other Stockholders, other than the Terminating Stockholder."

(f) Section 10(c) shall be replaced with the following language:

"This Agreement shall be governed by, and enforced in accordance with, the laws of the State of Delaware, without regard to the application of the principles of conflicts or choice of laws."

(g) Section 19 shall be replaced with the following language:

"The parties hereto may terminate this Agreement or amend any provision of this Agreement if the Company, the Investor and the other Stockholders holding (together with the Investor) a majority of the Shares then outstanding consent to such amendment in written, provided that Schedule 1 may be amended by the Company at any time or from time to time to accurately reflect the holdings of Shares by stockholders."

2. **Miscellaneous**

(a) **Transfer; Successors and Assigns**. Except as otherwise expressly provided herein, the terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

(b) **Governing Law**. This Amendment, the rights and obligations of the parties hereto, and

any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Delaware, excluding the conflict of laws provisions thereof.

(c) **Notices**. Any and all notices, requests, consents and other communications hereunder and under the Stockholders' Agreement shall be sent in accordance with the Stockholders' Agreement.

(d) **Limitation**. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Stockholders' Agreement. In the event of an inconsistency or contradiction between the provisions of this Amendment and the provisions of the Stockholders' Agreement, the provisions of this Amendment shall prevail.

(e) **Counterparts**. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

The parties hereto have executed this Amendment to the Stockholders' Agreement as of the date first written above.

DEFENSE SOLUTIONS, INC Signature: ____________ Name: ____________ Title: ____________ Address: 707 Eagleview Blvd., Ste 100, Exton, PA 19341	**MIKAL GROUP.** Signature: ____________ Name: ____________ Title: ____________
TIMOTHY D. RINGGOLD Signature: ____________ Address: 559 Cricket Lane, Downingtown, PA 19355	**GINA A. RINGGOLD** Signature: ____________ Address: 559 Cricket Lane, Downingtown, PA 19355

any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Delaware, excluding the conflict of laws provisions thereof.

(c) **Notices**. Any and all notices, requests, consents and other communications hereunder and under the Stockholders' Agreement shall be sent in accordance with the Stockholders' Agreement.

(d) **Limitation**. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Stockholders' Agreement. In the event of an inconsistency or contradiction between the provisions of this Amendment and the provisions of the Stockholders' Agreement, the provisions of this Amendment shall prevail.

(e) **Counterparts**. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

The parties hereto have executed this Amendment to the Stockholders' Agreement as of the date first written above.

DEFENSE SOLUTIONS, INC Signature: Timothy D. Ringgold Name: Timothy D. Ringgold Title: Chief Executive Officer Address: 707 Eagleview Blvd., Ste 100, Exton, PA 19341	**MIKAL GROUP.** Signature: [signature] Name: AVRAHAM (MIKO) GRAT Title: CHAIRMAN
TIMOTHY D. RINGGOLD Signature: Timothy D. Ringgold Address: 559 Cricket Lane, Downingtown, PA 19355	**GINA A. RINGGOLD** Signature: Gina A. Ringgold Address: 559 Cricket Lane, Downingtown, PA 19355

Schedule 5.1
Existing Indebtedness

a. Credit line by and between Defense Solutions, LLC and Wachovia Bank dated December 15, 2006, as amended from time-to-time; Credit limit $207,300.

b. Credit line by and between Defense Solutions, LLC and Wachovia Bank dated December 15, 2006, as amended from time-to-time; Credit limit $50,000.

c. Credit line by and between Defense Solutions, LLC and Wachovia Bank dated January 24, 2007, as amended from time-to-time; Credit limit $200,000.

d. Credit line by and between Defense Solutions, LLC and Sovereign Bank dated December 4, 2006, as amended from time-to-time; Credit limit $100,000.

e. Credit line by and between Defense Solutions, LLC and First National Bank dated June 8, 2006, as amended from time-to-time; Credit limit $100,000.

f. Credit line by and between Defense Solutions, LLC and Citizens Bank dated August 19, 2005, as amended from time-to-time; Credit limit $85,000.

g. Equipment leases by and between Defense Solutions, LLC and First National Bank dated December 27, 2005 and March 8, 2006, as amended from time-to-time; Principal balance $109,800.

h. Equipment leases by and between Defense Solutions, LLC and Bryn Mawr Funding (previously Royal Bank) dated July 15, 2006, as amended from time-to-time; Principal balance $83,400.

i. Equipment lease by and between Defense Solutions, LLC and Martin Leasing dated August 15, 2006, as amended from time-to-time; Principal balance $30,500.

j. Equipment lease by and between Defense Solutions, LLC and Leaf Financial Corp dated September 15, 2006, as amended from time-to-time; Principal balance $30,500.

Defense Solutions, Inc. - Capitalization Table (as of November 1, 2007)

Shareholder	Common Shares Outstanding	% (Outstanding)	Options/Warrants	Total (Fully Diluted)	% (Fully Diluted)
Tim and Gina Ringold	7,000,000	82.06%		7,000,000	59.83%
Senior Management	1,200,000	14.07%		1,200,000	10.26%
ESOP			2,000,000	2,000,000	17.09%
Others	330,000	3.87%		330,000	2.82%
Mikal Group(*)			1,170,000	1,170,000	10.00%
Total:	**8,530,000**	**100.00%**	**3,170,000**	**11,700,000**	**100.00%**

(*) Assuming the actual loan provided by Mikal Group to Defense Solutions, Inc. under the Loan Agreement dated November 1, 2007 shall be US$1 million.